UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2006

Newell Rubbermaid Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-09608	363514169
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10B Glenlake Parkway, Suite 300, Atlanta, Georgia		30328
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-407-3800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 9, 2006, the stockholders of Newell Rubbermaid Inc. (the "Company") approved the Newell Rubbermaid Inc. 2003 Stock Plan, as amended and restated effective February 8, 2006.

The Board of Directors of the Company approved on February 8, 2006, subject to the approval of the stockholders, an amendment and restatement of the Newell Rubbermaid Inc. 2003 Stock Plan. The 2003 Stock Plan was initially approved by the Company’s stockholders on May 9, 2003 and provided for grants of stock options, stock awards and performance shares. The 2003 Stock Plan was previously amended on February 11, 2004 to limit its term to 10 years, so that no awards could be made under the plan on or after May 9, 2013.
The 2003 Stock Plan has been amended and restated, effective as of February 8, 2006, to (i) expand the types of awards available under the plan, (ii) increase the number of shares available for issuance under the plan, (iii) eliminate limits on the aggregate number of shares that can be issued under the plan pursuant to particular types of awards, (iv) increase certain limits on the number of shares that can be issued to individual participants, (v) change the minimum vesting provisions from mandatory to default provisions that can be revised in the award agreements, (vi) extend the term of the plan to February 7, 2016 and (vii) make certain other changes as described herein.
The following discussion is qualified in its entirety by reference to the full text of the 2003 Stock Plan, which is attached as Appendix B to the Company’s definitive proxy statement filed with the Securities and Exchange Commission April 3, 2003 and incorporated herein by this reference.

Description of the 2003 Stock Plan as Amended and Restated.

Number of Shares of Common Stock. The number of shares that may be issued under the 2003 Stock Plan as amended and restated has been increased from 15,000,000 to 32,436,840 shares. This amount includes the 6,562,672 shares remaining available for grant under the 2003 Stock Plan as of December 31, 2005, plus 17,436,840 new shares added to the share authorization and available for awards granted after February 8, 2006.

Of these 32,436,840 shares, (i) the maximum number of shares issuable as stock options to any key employee in any calendar year is 2,000,000 (or 3,000,000 in the calendar year in which the employee’s employment commences), (ii) the maximum number of shares that may be used for awards (other than stock options) intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code (the "Code") that may be granted to any participant in any calendar year is 500,000, (or, if an award is settled in cash, the fair market value of such shares on the date of settlement) and (iii) the maximum number of shares issuable as incentive stock options is 32,436,840.

Shares issuable under the 2003 Stock Plan may be authorized but unissued shares or treasury shares. If for any reason there is a lapse, forfeiture, expiration, termination or cancellation of any award under the 2003 Stock Plan, the shares subject to such award will again be available for issuance. In addition, any shares subject to an award that are delivered to the Company by a participant, or withheld by the Company on behalf of such participant, as payment for an award or payment of withholding taxes due in connection with an award will again be available for issuance, and only the net number of shares delivered to the participant will count toward the number of shares issued under the 2003 Stock Plan. The number of shares issuable under the 2003 Stock Plan is subject to adjustment in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction.

No award granted under the 2003 Stock Plan may be transferred, except by will, the laws of descent and distribution, pursuant to a qualified domestic relations order, or as permitted by the Committee with respect to a non-qualified stock option transferred without value by the participant during his or her lifetime.

Administration. The 2003 Stock Plan is administered by the Company’s Board of Directors, which has authority to delegate administration to the Organizational Development & Compensation Committee (the "Committee"), so long as the Committee is comprised of two or more directors who satisfy the "non-employee director" definition under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and the "outside director" definition under Section 162(m) of the Code. The Board, or Committee, as applicable, has full authority to select the individuals who will receive awards under the 2003 Stock Plan, determine the form and amount of each of the awards to be granted, and establish the terms and conditions of awards. The Board or Committee may delegate to an officer of the Company its authority to grant awards to employees who are not subject to Section 16 of the Exchange Act or who are not "covered employees" under Section 162(m) of the Code. (To the extent such authority has been delegated, references in this report to "Board" shall mean the Committee, or the officer of the Company.)

The Board in its discretion may provide that any award granted under the 2003 Stock Plan will be subject to the attainment of performance goals, including those that qualify the award as "performance-based compensation" under Section 162(m) of the Code. Performance goals may be based on one or more business criteria, including, but not limited to, return on equity, earnings or earnings per share, the price of the common stock, return on assets, return on investment, cash flow, net income, expense management or revenue growth. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Board. The performance goals may be particular to one or more lines of business or subsidiaries or may be based on the performance of the Company and its subsidiaries as a whole. The performance goals may be identical for all participants for a given performance period or, at the discretion of the Board, may differ among participants.

Eligibility. All non-employee directors of the Company and all employees of the Company designated as key employees for purposes of the 2003 Stock Plan are eligible to receive awards under the 2003 Stock Plan.

Award Agreements. Each award made under the 2003 Stock Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Board in its sole discretion. If a participant fails to enter into an award agreement at the request of the Board, then the award subject to the award agreement is subject to forfeiture and cancellation.

Awards under the 2003 Stock Plan. The 2003 Stock Plan provides for discretionary awards of stock options, stock awards, stock units, performance shares, performance units and stock appreciation rights to key employees and for discretionary awards of stock options, stock awards and stock units to non-employee directors.

Stock Options. The Board has the sole discretion to grant either non-qualified stock options or incentive stock options to key employees, and non-qualified stock options to non-employee directors. The Board has the discretion to set the terms and conditions applicable to the options, including the type of option, and the number of shares subject to the option, provided that (i) the exercise price of each option will be the closing sales price of the common stock on the date of grant ("fair market value"), (ii) unless otherwise provided in the award agreement, an option will vest 20% on each anniversary of the date of grant (although the Board has the discretion to accelerate the vesting date in the case of a key employee’s termination of employment, or a non-employee director’s termination of service on the Board, without cause), and (iii) each option will expire 10 years from the date of grant.

In addition, an incentive stock option is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which an incentive stock option is exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, the portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the Company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option may be granted after 10 years from the date the 2003 Stock Plan was adopted.

Restricted Stock Awards. Stock awards may be granted to key employees and non-employee directors under the 2003 Stock Plan, and consist of shares of common stock granted without any consideration from the participant or sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Board, provided that unless otherwise specified in the award agreement, none of the restrictions applicable to an award will lapse sooner than the third anniversary of the date of the award (although the Board has the discretion to accelerate the date as of which restrictions lapse in the case of a key employee’s termination of employment, or a non-employee director’s termination of service on the Board, without cause). Unless otherwise specified in the award agreement, a participant will be a stockholder with respect to the shares awarded to him, and will have the rights of a stockholder with respect to the shares, including the right to vote the shares and receive dividends on the shares (although the Board in its discretion can accumulate and hold the dividends until the restrictions on the shares lapse).

Restricted Stock Units. Stock units may be granted to key employees and non-employee directors under the 2003 Stock Plan. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock of the Company or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Board, provided that unless otherwise specified in the award agreement, none of the restrictions applicable to an award will lapse sooner than the third anniversary of the date of the award (although the Board has the discretion to accelerate the date as of which restrictions lapse in the case of a key employee’s termination of employment, or a non-employee director’s termination of service on the Board, without cause). Unless otherwise specified in the award agreement, a participant will not be a stockholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares (although the Board in its discretion can accumulate and hold such amounts until the restrictions on the stock units lapse).

Performance Shares. Performance shares may be granted to key employees under the 2003 Stock Plan, subject to terms and conditions determined by the Board and based upon performance goals established by the Board. The Board will establish performance goals and targets for key employees for achievement of the performance goals, and, if the performance goals and targets are achieved for the designated performance period, will award shares of common stock or cash equal to the fair market value of such common stock on the date the goals and targets are achieved, as provided in the award agreement. None of the performance goals applicable to an award of performance shares will be deemed satisfied sooner than the date specified in the award agreement (although the Board has the discretion to accelerate the date as of which the performance shares are settled in the case of a key employee’s termination of employment without cause). Unless otherwise specified in the award agreement, a participant will not be a stockholder with respect to the performance shares awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the performance shares are settled in either shares of common stock or cash, the participant will be paid an amount equal to the dividends that would have been paid had the performance shares been actual shares (although the Board in its discretion can accumulate and hold such amounts until the performance shares are settled).

Performance Units. Performance units may be granted to key employees under the 2003 Stock Plan, subject to terms and conditions determined by the Board. Each performance unit entitles the participant to receive an amount of cash as determined by the Board, upon attainment of performance goals established by the Board. None of the performance goals applicable to an award of performance units will be deemed satisfied sooner than the date specified in the award agreement (although the Board has the discretion to accelerate the date as of which the performance units are settled in the case of a key employee’s termination of employment without cause). A participant will not be a stockholder with respect to the performance units awarded to him.

Stock Appreciation Rights. Stock appreciation rights may be awarded to key employees under the 2003 Stock Plan, subject to terms and conditions determined by the Board. Each right entitles the key employee to receive the difference between the fair market value of the common stock on the date of exercise of the right and the exercise price thereof, multiplied by the number of shares with respect to which the right is being exercised. Upon exercise, the stock appreciation right will be paid in cash or in shares of common stock (based upon the fair market value on the date of exercise) or a combination thereof, as set forth in the award agreement. The Board has the discretion to set the terms and conditions applicable to stock appreciation rights, provided that (i) the exercise price of each stock appreciation right will be 100% of the fair market value of the common stock on the date of grant, (ii) unless otherwise provided in the award agreement, a stock appreciation right will vest 20% on each anniversary of the date of grant (although the Board has the discretion to accelerate the vesting date in the case of a key employee’s termination of employment without cause) and (iii) unless otherwise provided in the award agreement, each stock appreciation right will expire 10 years from the date of grant.

Payment of Stock Options and Withholding Taxes. The Board may make one or more of the following payment methods available for payment of any award, including the exercise price of a stock option: cash; cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price; delivery of previously acquired shares of common stock that are acceptable to the Board and that have an aggregate fair market value on the date of exercise equal to the exercise price; or certification of ownership by attestation of such previously acquired shares. In the event any withholding tax is required to be withheld in connection with an award, the Board may permit the holder of the award to satisfy the minimum required tax obligation by using one or more of the payment alternatives described above, and/or by directing the Company to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld.

Provisions Relating to a "Change in Control" of the Company. Notwithstanding any other provision of the 2003 Stock Plan or any award agreement, in the event of a "Change in Control" of the Company, all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any award will be deemed satisfied at the highest target level. In addition, upon such Change in Control, the Board has sole discretion to provide for the purchase of any outstanding stock option, and the mandatory settlement of any outstanding stock appreciation right, for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option or stock appreciation right had the option or stock appreciation right been currently exercisable, make such adjustment to any award then outstanding as the Board deems appropriate to reflect such Change in Control, and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

Amendment of Award Agreements; Amendment and Termination of the 2003 Stock Plan. The Board may amend any award agreement at any time, provided that no such amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.
The Board may terminate, suspend or amend the 2003 Stock Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule. Notwithstanding the foregoing, there shall be no amendment to the 2003 Stock Plan or any award agreement that results in the repricing of stock options.

Term. The term of the 2003 Stock Plan has been extended from May 9, 2013 to February 7, 2016 (i.e., the end of the 10-year period following the date the Board approved the 2003 Stock Plan as amended and restated).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number Description

99.1 Newell Rubbermaid Inc. 2003 Stock Plan, as amended and restated effective February 8, 2006 (incorporated by reference to Appendix B to the Company’s 2006 Proxy Statement, dated April 3, 2006).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newell Rubbermaid Inc.

June 9, 2006	By:	/s/ Dale L. Matschullat

Name: Dale L. Matschullat
Title: Vice President, General Counsel